                                                                   Exhibit 10.43

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                                AMENDMENT NO. 12

      This Amendment No. 12 (the "AMENDMENT NO. 12") is made this 23rd day of August, 2004, by and between Valor Telecommunications Enterprises, L.L.C. ("CUSTOMER") and MC WORLDCOM Network Services, Inc. ("MCI"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA # VTE - 001019 (the "TSA"), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the "PRIOR AMENDMENTS"). In the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 12, the terms of this Amendment No. 12 shall control. The TSA along with the PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 12 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto will be deemed to refer to "MCI".

      In consideration of good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to as follows:

1. SERVICE TERM. The parties agree to substitute Section 1 of the PET to read in its entirety as follows:

      1. SERVICE TERM. This Agreement shall commence as of October 19, 2000 (the "EFFECTIVE DATE"), and shall continue for a period of twelve
            (12) months commencing with the first (1st )day of the month following the date the Amendment No. 12 has been fully executed by both parties and delivered to Customer (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party.

2. CUSTOMER'S MINIMUM REVENUE COMMITMENTS. Commencing with the first (1st) day of the month following the date this Amendment No. 12 has been fully executed by both parties and delivered to Customer, the parties agree to substitute Section 5 of the PET to read in its entirety as follows:

      1.    CUSTOMER'S MINIMUM REVENUE COMMITMENT:

            (A) Commencing with the first (1st) day of the month following the date this Amendment No. 12 has been fully executed by both parties and delivered to Customer and continuing through the end of the Service Term (including any extensions thereto) (the "COMMITMENT PERIOD"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue (as defined in Section 2 above) of at least $[*****] ("CUSTOMER'S MINIMUM REVENUE COMMITMENT").


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                                  CONFIDENTIAL

*****[CONFIDENTIAL]

            (B) Notwithstanding anything to the contrary contained in this Agreement, as soon as Customer's cumulative Monthly Revenue from MCI under the terms of this Agreement and commencing with the first (1st) day of the Commitment Period (as described in Subsection 5(A) above) are equal to at least $[*****] in the aggregate, Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 5(A) above by providing MCI written notice ("CUSTOMER NOTICE"). In such event, commencing with the first day of the first full month following at least thirty (30) days after MCI receives the Customer Notice, Customer's Minimum Revenue Commitment shall terminate and will no longer be in force or effect.

3.    SPECIAL RATES:

      (A) Notwithstanding anything to the contrary contained in this Agreement of the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services, commencing within ten (10) business days following the date this Amendment No. 12 has been fully executed by both parties and delivered to Customer, Customer's special rates for the applicable CLASSIC Services will be the respective rates per minute set forth below. All other rates will be as set forth in this Agreement or the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services.

            (i) CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service - Customer's INTRASTATE rate for calls within Texas will be $[*****] per minute. [NOT SUBJECT TO DISCOUNT.]

      (B) Notwithstanding anything to the contrary contained in the TSA, MCI reserves the right to modify the rate described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than thirty
      (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

4. SPECIAL DISCOUNTS. Notwithstanding anything to the contrary contained in this Agreement or the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services, commencing within ten (10) business days following the date this Amendment No. 12 has been fully executed by both parties and delivered to Customer, Customer's special discount percentage, with respect to INTERSTATE only, for CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service will be determined under the Discount Schedule shown below based on Customer's actual Monthly Revenue for such month and will not be subject to the applicable discount percentage set forth in the Agreement or the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue (as defined in the PET) reaches the next higher level (or falls to the next lower level). All other discounts, if any, for all other services will be as set forth in this Agreement.


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                                  CONFIDENTIAL


***** {CONFIDENTIAL]

          MONTHLY REVENUE                               DISCOUNT
          $[*****] - $[*****]                            [*****]%
          $[*****] - $[*****]                            [*****]%
          $[*****] - $[*****]                            [*****]%
          $[*****] - $[*****]                            [*****]%
          $[*****] - $[*****]                            [*****]%
             $[*****] +                                  [*****]%

5. REQUIREMENTS. As of September 1, 2004, the parties agree to delete Section 3 (i.e., Requirements) of the Amendment No. 10 in its entirety.

6. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

      IN WITNESS WHEREOF, the parties have entered into this Amendment No. 12 on the date first written above.

VALOR TELECOMMUNICATIONS                     MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                          SERVICES, INC.

By:      /s/ John Mueller                    By:       /s/ Peter Cassidy
   --------------------------------              -------------------------------
             (Signature)                                   (Signature)

            John Mueller                               Peter Cassidy
-----------------------------------          -----------------------------------
             (Print Name)                                  (Print Name)

                 CEO                                VP, Wholesale Services
-----------------------------------          -----------------------------------
               (Title)                                       (Title)

               8/17/04                                       8/23/04
-----------------------------------          -----------------------------------
               (Date)                                         (Date)


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                                  CONFIDENTIAL



***** {CONFIDENTIAL]